UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 18, 2012

Splunk Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-35498	86-1106510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Brannan Street

San Francisco, California  94107

(Address of principal executive offices, including zip code)

(415) 848-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Scott Thompson

On May 18, 2012, Scott Thompson resigned as a member of the Board of Directors of Splunk Inc. and the Compensation Committee of the Board of Directors of Splunk Inc., effective immediately.

Item 9.01                                             Financial Statements and Exhibits

(d)          Exhibits

Exhibit Number	Description

99.1	Press release issued by Splunk Inc. dated May 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPLUNK INC.

	By:	/s/ Leonard R. Stein
Leonard R. Stein Senior Vice President, General Counsel and Secretary

Date: May 21, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Splunk Inc. dated May 21, 2012